                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
            THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                              STYLECLICK, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                STYLECLICK, INC.

                             5105 W. GOLDLEAF CIRCLE
                          LOS ANGELES, CALIFORNIA 90056

                                                                 April 30, 2001

Dear Stockholder:

         You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Styleclick, Inc. It will be held on Wednesday, June 13, 2001, at 11:00 a.m., at Le Parker Merdien, 118 W. 57th Street, New York, New York 10019.

         The matters on the agenda for the meeting are set forth in the attached Notice of Annual Meeting of Stockholders. In addition to the agenda items, there will be a report on operations and an opportunity for questions. We have also included the Annual Report for the 2000 fiscal year.

         We hope you can attend the meeting. Whether or not you can attend, it is important that you sign, date and return your proxy as soon as possible. If you decide to attend the meeting, you may vote in person if you desire, even if you previously mailed your proxy card. Your vote, regardless of the number of shares you own, is important. We urge you to indicate your approval by voting FOR the matters indicated in the Notice.

         On behalf of the Board of Directors, we thank you for your ongoing involvement and support.

                                         Sincerely,

                                         /s/ Lisa Brown
                                         -------------------------------------
                                         Lisa Brown
                                         Chairman and Chief Executive Officer

                              STYLECLICK, INC.

                          5105 W. Goldleaf Circle
                       Los Angeles, California 90056
                 ____________________________________________

                NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF STYLECLICK, INC.:

         Notice is hereby given that the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Styleclick, Inc. (the "Company") will be held on Wednesday, June 13, 2001, at 11:00 a.m., at Le Parker Merdien, 118 W. 57th Street, New York, New York 10019 for the following purposes:

         1. To elect nine members of the Company's Board of Directors for the ensuing year each to serve until the next Annual Meeting of Stockholders and thereafter until his or her successor is elected and has been qualified;

         2.       To ratify the Company's 2000 Stock Plan;

         3.       To ratify the Company's 2000 Directors' Stock Option Plan;

         4. To consider and act upon a proposal to ratify the appointment by the Board of Directors of Ernst & Young LLP as independent auditors for the Company and its subsidiaries for the year ending December 31, 2001; and

         5. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

         The record date for purposes of determining stockholders entitled to receive notice of and to vote at the 2001 Annual Meeting is the close of business on April 20, 2001. Only stockholders of record as of that time are entitled to such notice and to vote at the Annual Meeting.

         All of the Company's stockholders are invited to attend the Annual Meeting. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE PRE-ADDRESSED ENVELOPE PROVIDED WITH THIS NOTICE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON, EVEN THOUGH YOU SEND IN YOUR PROXY PRIOR TO THE MEETING.

                                           By Order of the Board of Directors,

                                           /s/ Christopher Riley
                                           -----------------------------------
                                           Christopher Riley
                                           Secretary

Los Angeles, California
April 30, 2000

                                  STYLECLICK, INC.

                        ____________________________________

                                   PROXY STATEMENT
                        _____________________________________

                        2001 ANNUAL MEETING OF STOCKHOLDERS
                                    JUNE 13, 2001

         The Board of Directors of Styleclick, Inc. (the "Company" or " Styleclick") is soliciting the enclosed Proxy for use at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on Wednesday, June 13, 2001, at 11:00 a.m., at Le Parker Merdien, 118 W. 57th Street, New York, New York 10019. This Proxy Statement was initially sent to stockholders on or about April 30, 2001.

         Shares represented by a Proxy will be voted at the Annual Meeting as directed if the Proxy is properly executed and delivered. In the absence of instructions, shares represented by valid Proxies will be voted in accordance with the recommendations of the Board of Directors set forth herein. At any time prior to the voting, a Proxy may be revoked by written notice to the Secretary of the Company or by subsequently filing another properly executed Proxy. Any stockholder present at the meeting may vote in person even though the stockholder may have previously given a Proxy.

         The cost of solicitation of Proxies will be paid by the Company. In addition to solicitation of Proxies by use of the mail, directors, officers or employees of the Company may, without additional compensation, solicit Proxies personally, by telephone or by other appropriate means. The Company will request banks, brokerage firms and other custodians, nominees or fiduciaries holding shares of the common stock of the Company in their names for others to send proxy materials and annual reports to, and to obtain Proxies from, their principals, and the Company will reimburse them for the reasonable expenses incurred in doing so.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

SHARES OUTSTANDING AND ENTITLED TO VOTE

         Voting rights are vested exclusively in holders of the Company's Class A Common Stock, par value $.01 per share, and Class B Common Stock, par value $.01 per share. As of the close of business on April 20, 2001, the record date, there were 8,980,124 shares of Class A Common Stock outstanding and 23,039,706 shares of Class B Common Stock outstanding. The rights of the holders of Class A Common Stock and Class B Common Stock are substantially identical, except with respect to voting, conversion and transfer. Except as otherwise required by applicable law, each share of Class A Common Stock entitles its holder to one vote and each share of Class B Common Stock entitles its holder to ten votes on all matters submitted to a vote or for the consent of stockholders. Except as otherwise required by applicable law, the Class A Common Stock and the Class B Common Stock vote together as a single class on all matters submitted to a vote or for the consent of stockholders. The presence of one-third of the outstanding shares of Common Stock, either represented in person or by proxy at the meeting, is necessary to constitute a quorum for purposes of conducting business at the Annual Meeting. USA Networks, Inc. ("USAi") holds securities representing approximately 97% of the eligible votes at the Annual Meeting. Thus, regardless of the vote of any other Styleclick stockholder, USAi has control over the vote on each matter to be considered by stockholders at the Annual Meeting.

VOTE REQUIRED

         Election of the director nominees to be elected at the Annual Meeting requires a plurality of the votes cast by the holders of the shares of Class
A Common Stock and Class B Common Stock voting together as a single class for the directors to be elected at the Annual Meeting. Ratification of the 2000 Stock Plan and the 2000 Director's Stock Option Plan and ratification of the appointment of Ernst & Young as the Company's independent auditors require the affirmative vote of a majority of the total number of votes cast by the holders of the shares of Class A Common Stock and Class B Common Stock voting together as a single class.

ABSTENTIONS AND BROKER NON-VOTES

         Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor of or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on proposals other than the election of directors and will be counted as present for purposes of the item on which the abstention is noted. Therefore, such abstentions will have the effect of a negative vote. Under applicable Delaware law, broker non-votes are not counted for purposes of determining the votes cast on a proposal. To the Company's knowledge, no matters other than those described in this Proxy Statement will be presented at the meeting.

                     STYLECLICK, INC. CLASS A COMMON STOCK

         The following table sets forth, as of March 31, 2001, certain information regarding the beneficial ownership of our Class A Common Stock by: (1) each person or entity who is known by us to own beneficially 5% or more of our outstanding Class A Common Stock; (2) each of our directors and director nominees; (3) each person who served as our Chief Executive Officer during fiscal year 2000 and each of the four other most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 during the last fiscal year (collectively, the "Named Officers"); and (4) all of our directors, director nominees and executive officers as a group.


NAME AND ADDRESS OF BENEFICIAL OWNER                                                                 PERCENTAGE OF TOTAL VOTING
                 (1)                     BENEFICIALLY OWNED (2)        PERCENTAGE OF CLASS (2)               POWER (2)
------------------------------------     ----------------------        -----------------------       --------------------------
USA Networks, Inc. (3)...............          36,060,973                        80%                           97%
152 West 57th Street, 42nd Floor
New York, NY  10019

Intel Corporation (4)................           1,041,208                        11%                           **
2200 Mission College Blvd.
Santa Clara, CA  95052

Joyce Freedman (5)...................           1,593,474                        17%                           **

Lee Freedman (6).....................           1,201,907                        13%                           **

Lisa Brown...........................                  --                        --                            --

Robert Halper........................                  --                        --                            --

Julius Genachowski...................                  --                        --                            --

Jonathan Miller......................                  --                        --                            --

Michael Sileck.......................                  --                        --                            --

Deirdre Stanley......................                  --                        --                            --

Leslie Saleson (7)...................              23,000                         *                            **

Hamilton South.......................                  --                        --                            --

John Tinker..........................                  --                        --                            --

Maurizio Vecchione (8)...............             665,721                         6%                           **

Bruce Goldstein (9)..................              78,695                         *                            **

Barry Hall (10)......................             183,333                         2%                           **

Kerry Samovar (11)...................              20,833                         *                            **

Ed Zinser (12).......................              72,167                         *                            **

                                       3


All executive officers and directors
as a group (14 persons) (13).........
                                                  889,028                      10%                           **

----------------------------------------------------------------------------
*     Less than 1% of the outstanding Class A Common Stock.
**    Less than 1% of the total voting power.
(1) The address of Messrs. Genachowski, Miller and Sileck and Ms. Stanley is: c/o USA Networks, Inc., 152 West 57th Street, 42nd Floor, New York, NY 10019. Except as otherwise indicated, the address of each of the other named individuals is: c/o Styleclick, Inc., 5105 W. Goldleaf Circle,
      Los Angeles, CA 90056.
(2) Pursuant to the Company's Certificate of Incorporation, shares of Class B Common Stock are convertible at any time into an equal number of shares of Class A Common Stock. The percentage of shares beneficially owned assumes the conversion of all shares of Class B Common Stock beneficially owned by the listed person, but not the conversion of Class B Common Stock owned by any other person. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Amounts shown in the above table and the following notes include shares issuable upon exercise of stock options and warrants to purchase shares of Class A Common Stock and Class B
      Common Stock which are exercisable within 60 days of March 31, 2001. To calculate percentage of total voting power, each share of Class B
      Common Stock is multiplied by 10 (the number of votes to which each share is entitled under the Company's Certificate of Incorporation).
(3) Consists of 23,039,706 shares of Class B Common Stock held by USAi, warrants to purchase 12,907,260 shares of Class B Common Stock exercisable by USAi within 60 days of March 31, 2001, and 114,007 shares of Class A Common Stock held by HSN GP, a subsidiary of USAi.
(4) Consists of 376,218 shares of Class A Common Stock and warrants to purchase 664,990 shares of Class A Common Stock exercisable by Intel Corporation within 60 days of March 31, 2001.
(5) Consists of 369,292 shares of Class A Common Stock held by Ms. Freedman as her separate property and with respect to which she does not share voting or investment power with her spouse, Lee Freedman, 986,955 shares of Class A Common Stock held jointly by Ms. Freedman and Mr. Freedman and options to purchase 237,227 shares of Class A Common Stock exercisable by Ms. Freedman within 60 days of March 31, 2001.
(6) Consists of 139,952 shares of Class A Common Stock held by Mr. Freedman as his separate property and with respect to which he does not share voting or investment power with his spouse, Joyce Freedman, 986,955 shares of Class A Common Stock held jointly by Mr. Freedman and Ms. Freedman and options to purchase 75,000 shares of Class A
      Common Stock exercisable by Mr. Freedman within 60 days of March 31, 2001.
(7) Consists of options to purchase 23,000 shares of Class A Common Stock exercisable by Ms. Saleson within 60 days of March 31, 2001.
(8) Mr. Vecchione served as the Company's Chief Executive Officer and as a Director until March 2001. He is no longer either an officer or a director of the Company. Consists of 377,619 shares of Class A Common Stock jointly held by Mr. Vecchione and his spouse, as to which shares they share voting and investment power, and options to purchase 288,102 shares of Class A Common Stock exercisable by Mr. Vecchione within 60 days of March 31, 2001. (9) Consists of options to purchase 78,695 shares of Class A Common Stock exercisable by Mr. Goldstein within 60 days of
      March 31, 2001.
(10) Consists of options to purchase 183,333 shares of Class A Common Stock exercisable by Mr. Hall within 60 days of March 31, 2001.
(11) Mr. Samovar served as the Company's Vice President, General Counsel and Secretary until March 2001. He is no longer an executive officer of the Company. Consists of options to purchase 20,833 shares of Class A
      Common Stock exercisable by Mr. Samovar within 60 days of March 31, 2001.
(12) Mr. Zinser served as the Company's President and Chief Operating Officer until March 2001. He is no longer an executive officer of the Company. Consists of options to purchase 72,167 shares of Class A Common Stock exercisable by Mr. Zinser within 60 days of March 31, 2001.
(13)  See notes (7), (9) and (10).

                      STYLECLICK, INC. CLASS B COMMON STOCK

         The following table sets forth, as of March 31, 2001, certain information relating to the beneficial ownership of our Class B Common Stock by (1) each person or entity who is known by us to beneficially own 5% or more of our outstanding Class B Common Stock; (2) each of our directors and director nominees; (3) each of our Named Officers; and (4) all of our directors, executive officers and director nominees as a group.


         NAME AND ADDRESS OF
         BENEFICIAL OWNER (1)                  BENEFICIALLY OWNED (2)            PERCENTAGE OF CLASS (2)
         --------------------                  ----------------------            -----------------------
USA Networks, Inc. (3)...............              35,946,966                            100%
152 West 57th Street, 42nd Floor
New York, NY  10019

Lisa Brown...........................                      --                             --

Robert Halper........................                      --                             --

Julius Genachowski...................                      --                             --

Jonathan Miller......................                      --                             --

Michael Sileck.......................                      --                             --

Deirdre Stanley......................                      --                             --

Leslie Saleson.......................                      --                             --

Hamilton South.......................                      --                             --

John Tinker..........................                      --                             --

Maurizio Vecchione...................                      --                             --

Bruce Goldstein......................                      --                             --

Barry Hall...........................                      --                             --

Kerry Samovar........................                      --                             --

Ed Zinser............................                      --                             --

All executive officers and directors                       --                             --
as a group (14 persons)..............

------------------------------------------------------------------------------

(1) The addresses of each of the named individuals is as set forth above in the notes to the table under the heading"Styleclick,Inc. Class A
      Common Stock".
(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Class B Common Stock shown as beneficially owned by them. Amounts shown in the above table and the following notes include shares issuable upon exercise of stock options and warrants to purchase shares of Class B Common Stock which are exercisable within 60 days of March 31, 2001. Shares of Class B Common Stock may be converted at any time into an equal number of shares of Class A Common Stock.

(3) Consists of 23,039,706 shares of Class B Common Stock and warrants to purchase 12,907,260 shares of Class B Common Stock exercisable by USAi within 60 days of March 31, 2001.

                                USAi COMMON STOCK

         The following table sets forth, as of January 31, 2001, information relating to the beneficial ownership of the common stock of USAi by (1) each of our directors and director nominees, (2) each of our Named Officers and
(3) all of our executive officers, directors and director nominees as a group. For each listed person, the number of shares of USAi common stock and percent of such common stock listed assumes the conversion of any shares of USAi Class B Common Stock owned by such person, but does not assume the conversion of USAi Class B Common Stock owned by any other person. Shares of USAi Class B Common Stock may at the option of the holder be converted on a one-for-one basis into shares of USAi common stock. Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be the beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which that person has no economic interest. For each listed person, the number of shares and percent of class listed includes shares of USAi common stock that may be acquired by such person through the exercise of stock options that are or will be exercisable within 60 days of January 31, 2001.

         The percentage of votes for all classes of USAi common stock is based on one vote for each share of USAi common stock and ten votes for each share of USAi Class B Common Stock. These figures do not include any unissued shares of USAi common stock or USAi Class B Common Stock issuable upon conversion of Liberty's Home Shopping Network, Inc. and USANi LLC shares beneficially owned by Liberty or Vivendi Universal S.A..


NAME AND ADDRESS OF BENEFICIAL                                                                       PERCENTAGE OF TOTAL
          OWNER (1)                              BENEFICIALLY OWNED         PERCENTAGE OF CLASS           VOTING POWER
------------------------------                   ------------------         -------------------      -------------------
Lisa Brown (2).......................                 15,000                          *                      **

Robert Halper........................                     --                         --                      --

Julius Genachowski (3)...............                 91,917                          *                      **

Jonathan Miller (4)..................                399,200                          *                      **

Michael Sileck (5)...................                 40,000                          *                      **

Deirdre Stanley (6)..................                 17,500                          *                      **

Leslie Saleson.......................                     --                         --                      --

Hamilton South.......................                     --                         --                      --

John Tinker..........................                     --                         --                      --

Maurizio Vecchione...................                     --                         --                      --

Bruce Goldstein......................                     --                         --                      --

Ed Zinser............................                     --                         --                      --

Barry Hall...........................                     --                         --                      --

                                       6


Kerry Samovar........................                     --                         --                      --

All executive officers and directors as
a group (14 persons) (7).............                563,617                          *                      **

-------------------------------------------------------------------------------
*     Less than 1% of the outstanding USAi common stock.
** Less than 1% of the total voting power of the USAi common stock and the Class B Common Stock of USAi, par value $.01 per share.
(1) The addresses of each of the named individuals is as set forth above in the notes to the table under the heading"Styleclick, Inc. Class A Common Stock".
(2) Consists of options to purchase 15,000 shares of USAi common stock granted under USAi's stock option plans.
(3) Consists of 917 shares of USAi common stock, 45,000 shares of USAi restricted stock and options to purchase 46,000 shares of USAi common stock granted under USAi's stock option plans.
(4) Consists of 95,000 shares of USAi restricted stock and options to purchase 304,200 shares of USAi common stock granted under USAi's stock option plans.
(5) Consists of 15,000 shares of USAi restricted stock and options to purchase 25,000 shares of USAi common stock granted under USAi's stock option plans.
(6) Consists of options to purchase 17,500 shares of USAi common stock granted under USAi's stock option plans.
(7)   See Notes (2) through (6).

                            USAi CLASS B COMMON STOCK

         The following table sets forth, as of January 31, 2001, information relating to the beneficial ownership of USAi Class B Common Stock by (1) each of our directors and director nominees, (2) each of our Named Officers and
(3) all of our executive officers, directors and director nominees as a group.


NAME AND ADDRESS OF BENEFICIAL
              OWNER (1)                           PERCENTAGE OF CLASS           BENEFICIALLY OWNED (2)
------------------------------                    -------------------          ----------------------
Lisa Brown...........................               --                                        --

Robert Halper........................               --                                        --

Julius Genachowski...................               --                                        --

Jonathan Miller......................               --                                        --

Michael Sileck.......................               --                                        --

Deirdre Stanley......................               --                                        --

Leslie Saleson.......................               --                                        --

Hamilton South.......................               --                                        --

John Tinker..........................               --                                        --

Maurizio Vecchione...................               --                                        --

Bruce Goldstein......................               --                                        --

Ed Zinser............................               --                                        --

Barry Hall...........................               --                                        --

Bill Lane............................               --                                        --

Kerry Samovar........................               --                                        --

All executive officers and directors
as a group (14 persons)..............               --                                        --

--------------------------------------------------------------------------------
(1) The addresses of each of the named individuals is as set forth above in the notes to the table under the heading "Styleclick, Inc. Class A Common Stock".
(2) All or any portion of shares of USAi Class B Common Stock may be converted at any time into an equal number of shares of USAi common stock.

                                   DIRECTORS

         The following table sets forth certain pertinent information regarding the individuals who have been nominated by the Board of Directors to serve as directors of the Company. All of the individuals listed are currently directors of the Company.


NAME                             AGE      CAPACITY
Lisa Brown                       45       Chairman, Chief Executive Officer and Director
Robert Halper                    54       President and Director
Julius Genachowski               38       Director
Jonathan Miller                  44       Director
Leslie Saleson(1)(2)             48       Director
Michael Sileck                   41       Director
Hamilton South(1)(2)             36       Director
Deirdre Stanley                  36       Director
John Tinker(1)(2)                44       Director

---------------------------
(1)  Member of the Compensation Committee
(2)  Member of the Audit Committee


         Ms. Brown has served as a director, Chairman and Chief Executive Officer of Styleclick, Inc. since March 2001. Ms. Brown also serves as Chief Executive Officer and President of USA Electronic Commerce Solutions LLC, a subsidiary of USAi ("ECS"), a position she has held since August 2000. Prior to that she was Executive Vice President, Sales, of ECS since August 1999. ECS packages scalable solutions for e-commerce customers in the areas of merchandising, database marketing, teleservicing, online customer care and fulfillment. From May 1999 to October 1999, Ms. Brown served as a consultant to USAi on an exclusive basis. From January 1997 to April 1999, Ms. Brown was a consultant in the area of e-customer relationship management. From June 1987 to December 1996, Ms. Brown served as Vice President and General Sales Manager of TeleRep, Inc., a television station representative and a division of Cox Communications, Inc., a broadband communications company.

         Mr. Halper has served as a director and as the President of Styleclick, Inc. since March 2001. Mr. Halper also serves as Executive Vice President, Operations and Finance, of ECS, a position he has held since January 2001. Previously, Mr. Halper served as the Chief Administrative and Financial Officer of The Abelson Company, a New York-based strategic marketing, branding and design firm, from January 1996 to January 2001. Before joining The Abelson Company, Mr. Halper served as Chief Administrative and Financial Officer, Chelsea Pictures Inc., a television commercial production company, from 1990 to December 1995.

         Mr. Genachowski has served as a director of Styleclick, Inc. since October 2000. Mr. Genachowski has been Senior Vice President, General Counsel and Secretary of USAi since August 2000. Mr. Genachowski joined USAi in December 1997 as General Counsel and Senior Vice President, Business Development, of USA Broadcasting. He has also held the position of Vice President, Corporate Development at Ticketmaster (f/k/a Ticketmaster Online-Citysearch, Inc.). Before joining USAi, he served as Chief Counsel to Federal Communications Commission Chairman Reed Hundt. Mr. Genachowski served as a law clerk to Supreme Court Justice David H. Souter in 1993-1994 and, in 1992-1993, to retired Supreme Court Justice William J. Brennan, Jr. He was also a law clerk to Chief Judge Abner J. Mikva of the U.S. Court of Appeals of the D.C. Circuit.

         Mr. Miller has served as a director of Styleclick, Inc. since July 2000. Mr. Miller is also the President and Chief Executive Officer of USA Information and Services ("USAIS"), one of three operating units within USAi, a position he has held since June 2000. Prior to his role with USAIS, Mr. Miller served as President and Chief

Executive Officer of USA Electronic Commerce Solutions, from October 1999 to June 2000. Previously, Mr. Miller served as President and Chief Executive Officer of USA Broadcasting from July 1997 to October 1999. Before joining USA Broadcasting in July of 1997, Mr. Miller served as the Managing Director of Nickelodeon International. Mr. Miller joined Nickelodeon as the Chief Executive Officer/Managing Director of Nick UK in 1993. He also served as Chief Executive of Paramount's first branded international channel, launching the Paramount Comedy Channel in London, UK. Before joining Viacom (Paramount), Mr. Miller was Vice President, Programming, NBA Properties and Co-General Manager of NBA Entertainment at the National Basketball Association from 1988 to 1993. Before joining NBA Entertainment, Mr. Miller was Director of Programming at WGBH-TV/PBS in Boston. Mr. Miller also serves as a director of Ticketmaster and Hotel Reservations Network, Inc., both of which are publicly-traded companies.

         Ms. Saleson has been a director of Styleclick, Inc. since July 2000. Since November 1998, Ms. Saleson has been President and Chief Operating
Officer of Abbott Resource Group, Inc., a privately held company based in Irvine, California. From April 1997 to November 1998, Ms. Saleson served as an independent financial advisor to several corporations. From February 1994 to April 1997, Ms. Saleson was a managing director of The Wescott Group, a Beverly Hills-based merchant bank. From 1990 to 1993 Ms. Saleson was an owner, Co-Chief Executive Officer and Chief Financial Officer of Pogens, Inc., a packaged cookie manufacturer. In 1981, Ms. Saleson founded Saleson and Company, Inc., an investment-banking firm, where she served as President until 1990.

         Mr. Sileck has been a director of Styleclick, Inc. since July 2000. Since October 1999, Mr. Sileck has served as Senior Vice President and Chief Financial Officer of USAi. Prior to that time, Mr. Sileck served as Chief Financial Officer of USA Networks, a division of USAi, from September 1999 to October 1999. Before joining USA Networks, Mr. Sileck served as Vice President of Finance of Sinclair Broadcast Group from June 1996 to August 1999. Prior to that time, he served as Director of Finance at River City Broadcasting from July 1990 to June 1996. Mr. Sileck also serves as a director of Hotel Reservations Network, Inc., a publicly-traded company.

         Mr. South has been a director of Styleclick, Inc. since July 2000. Since April 2000, Mr. South has served as President and Chief Executive Officer of HDS IV, LLC, a consulting group that specializes in marketing communications and corporate diagnostics. Mr. South served as Group President and Chief Marketing Officer of Polo Ralph Lauren Corp. from July 1996 through March 2000. Prior to joining Polo in 1996, Mr. South was editor-at-large of Vanity Fair Magazine.

         Ms. Stanley has been a director of Styleclick, Inc. since March 2001. Ms. Stanley has served as Senior Vice President and General Counsel of USAIS since August 2000, and as Deputy General Counsel of USAi since June 1999. Before joining USAi, Ms. Stanley was Associate General Counsel -- Strategic Transactions for GTE Corporation from April 1997 to May 1999.
Prior to joining GTE, Ms. Stanley was associated with the law firm of Cravath, Swaine and Moore.

         Mr. Tinker has been a director of Styleclick, Inc. since July 2000. He is founder and Managing Partner of Steamer Capital, LLC, a hedge fund focusing on public investments in the Internet, media and telecommunications industries. Prior to forming Steamer Capital, LLC in 1999, Mr. Tinker served as Senior Managing Director and co-founder of the Media and Communications group and Senior Research Analyst covering media and entertainment companies at Montgomery Securities from 1996 to 1999. From 1991 to 1996, Mr. Tinker served as Managing Director of Media and Entertainment research at Furman Selz. Prior to joining Furman Selz, Mr. Tinker served as the research analyst covering media and entertainment for Morgan Stanley & Co. from 1987 to 1991. Previously, Mr. Tinker also worked for Polygram Records in the United Kingdom.

         Except as described below, the members of the Board of Directors are generally not currently compensated for their services to Styleclick, Inc. other than for reimbursement of their expenses incurred in connection with such services. Independent directors receive automatic stock option grants with fair market exercise prices pursuant to the provisions of the Company's 2000 Director's Stock Option Plan in the amount of 5,000 shares effective upon first election to the Board and in the amount of 5,000 annually upon re-election to the Board.

         During fiscal year 2000, each of Ms. Saleson, Mr. South and Mr. Tinker received a grant of 5,000 stock options (Class A shares) under the Company's 2000 Directors Stock Option Plan. Also in 2000, Mr. Miller received a grant of 100,000 stock options under the Company's 2000 Stock Plan (Class A shares) for reasons other than his position as a director of the Company. All of the grants vest ratably over the course of four years and remain effective for 10 years from the date of the grant unless the director ceases to be a director and/or employee of the Company before the expiration date of the options.

              MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         MEETINGS. During 2000, following the completion of the Merger on July 27, 2000, the Board of Directors met in regular or special session one time. Neither the Audit Committee nor the Compensation Committee met in regular or special session during such period. The number of meetings does not include actions taken by unanimous written consent of the members of the Board of Directors or the Committees. Each of the Company's directors who has been nominated for re-election and who was a director at the time the meeting was held, attended the meeting of the Board of Director held during 2000 following the completion of the Merger on July 27, 2000, other than Mr. Sileck .

         STANDING COMMITTEES. The Board of Directors has a Compensation Committee, comprised of Ms. Saleson, Mr. South and Mr. Tinker. The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for our officers and employees, including equity compensation. In addition, the Board of Directors has an Audit Committee, comprised of Ms. Saleson, Mr. South and Mr. Tinker that reviews and monitors corporate financial reporting and audits of the company, as well as any other accounting related matters. The Audit Committee's charter is attached hereto as Appendix A. This charter was adopted by the Company's Board of Directors in July 2000.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than 10% of any equity security of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish copies of these reports to the Company. Based solely on a review of the copies of the forms that the Company received, the Company believes that all forms were filed on a timely basis in 2000, except that the Form 3 for Mr. Victor Kaufman, a former director of the Company, due in connection with his election to the Company's Board of Directors, and the Form 3 for Mr. Maurizio Vecchione, a former director and the former Chief Executive Officer of the Company, due in connection with his election to the Company's Board of Directors and his appointment as an executive officer of the Company, were each filed two days after their respective due dates, due to Company administrative error.

                             EXECUTIVE OFFICERS

         The following table sets forth certain information regarding the executive officers of the Company.


NAME                                    AGE             POSITION
Lisa Brown                              45              Chairman and Chief Executive Officer
Robert Halper                           54              President and Chief Operating Officer
Barry Hall                              53              Chief Financial Officer and Executive Vice President
Robert Hayes                            44              Executive Vice President, Operations
Bruce Goldstein                         52              Executive Vice President, Business Development
Ian Drury                               35              Executive Vice President
Brent Hill                              34              Executive Vice President

         Ms. Brown's experience is described under the heading "Directors," above.

         Mr. Halper's experience is described under the heading "Directors," above.

         Mr. Hall has served as the Company's Executive Vice President, Chief Financial Officer, since July 2000. From October 1999 until July 2000, he held the same position at Styleclick.com Inc., one of the Company's predecessors. From May 1998 until August 1999, Mr. Hall was Chief Operating Officer of Interactive Light, Inc., a developer and marketer of digital interactive entertainment systems and platforms. From January 1998 to April 1998, Mr. Hall was Chief Financial Officer of Apparel Technologies, Inc., a developer of digital printing technologies for the apparel industry. From January 1996 to September 1997 he was Executive Vice President, Chief Financial Officer of EarthLink Network, Inc., a nationwide Internet Services Provider. Prior to that, Mr. Hall was Chairman and Chief Executive Officer of California Amplifier, a developer, manufacturer and marketer of electronic components used in the reception of microwave and satellite television signals. Mr. Hall also serves as a director of Myrient, Inc., a publicly-traded company.

         Mr. Hayes has served as the Company's Executive Vice President, Operations, since March 2001. Mr. Hayes joined the Company in October 2001 in the position of Vice President. From May 1999 to October 2000, Mr. Hayes served as Executive Vice President, Merchandising, of Bob's Stores, a branded clothing/footwear retailer with 34 stores in the Northeast. Prior to that, Mr. Hayes was Senior Vice President of Merchandising for Successories, Inc., a publicly-held company which designs, manufacturers and markets motivational and self-help products, from April 1998 to May 1999. Mr. Hayes was Senior Vice President and General Merchandise Manager of Sportmart, Inc. from January 1996 to March 1998.

         Mr. Goldstein has served as the Company's Executive Vice President, Business Development and Marketing, since July 2000. From September 1998 until July 2000, Mr. Goldstein was employed by Internet Shopping Network, one of the Company's predecessors, most recently in the position of Executive Vice President, Business Development, and Interim Vice President, Marketing. From June 1997 to August 1998 Mr. Goldstein was Senior Vice President, Worldwide Marketing and Licensing of MY-CD.com, an online distributor of custom compiled compact disks. From March 1994 to May 1997, he was President and Chief Executive Officer of Universal Management, Inc., a merchandising and new media consulting company. Prior to that Mr. Goldstein was President and Chief Executive Officer of Worldwide Thai LTD, a merchandiser and marketer of Thai food and housewares under the brand name "Thai Chef."

         Mr. Drury has served as an Executive Vice President of the Company since March 2001. Mr. Drury was Vice President and Chief Technology Officer of MVP.com, Inc., from November 1999 to March 2001. Prior to that, Mr. Drury co-founded BigEdge.com, an online sporting goods retailer, and served as its President from April 1999 until November 1999, when BigEdge.com merged with MVP.com. Mr. Drury was with Andersen Consulting

(now known as Accenture) from 1988 to April 1999, most recently in the position of Associate Partner in the Technology practice.

         Mr. Hill has served as an Executive Vice President of the Company since March 2001. Mr. Hill was Vice President, Business and Corporate Development, of MVP.com, Inc., from November 1999 to March 2001. Prior to that, Mr. Hill co-founded BigEdge.com, an online sporting goods retailer, and served as its Chief Executive Officer from April 1999 until November 1999, when BigEdge.com merged with MVP.com. Mr. Hill was with Andersen Consulting (now known as Accenture) from 1989 to April 1999, most recently in the position of Senior Manager in the Technology practice.

                        SUMMARY COMPENSATION TABLE

         The following table sets forth certain summary information concerning the compensation awarded to or earned by, or paid for services rendered by, the Named Officers during the fiscal year ended December 31, 2000. The Company began operations on July 27, 2000, the date of the closing of the transaction (the "Merger') pursuant to which Styleclick.com Inc. and Internet Shopping Network LLC were merged with subsidiaries of the Company. The compensation information below for the fiscal year ended December 31, 2000 includes compensation earned by the Named Officers in such fiscal year in their capacity as officers of Styleclick.com and Internet Shopping Network prior to July 27, 2000.


                                                                                       Long-Term Compensation
                                                                                   ------------------------------
                                                        Annual Compensation                            Securities
                                               ----------------------------------    Restricted        Underlying      All Other
                    Principal                  Fiscal         Salary        Bonus   Stock Award(s)     Options (1)    Compensation
Name                Position(s)                 Year           ($)           ($)         ($)              (#)             ($)
------------------- ------------------------- --------- ------------- ------------ ---------------- ----------------- -------------
Maurizio            Chief Executive Officer     2000         238,564           --              --           150,000             --
Vecchione (2)       Executive Vice

Bruce Goldstein (3) President, Business         2000         170,724           --              --           137,117             --
                    Development

Ed Zinser (4)       Executive Vice              2000         221,884           --              --           222,117             --
                    President, Chief
                    Operating Officer

Barry Hall (5)      Executive Vice              2000         164,987           --              --           100,000             --
                    President, Chief
                    Financial Officer

Kerry Samovar (6)   Vice President, General     2000         113,265           --              --            55,000             --
                    Counsel and Secretary

-------------------------
(1) At the effective time of the Merger, (a) each outstanding option to purchase a share of common stock of Styleclick.com became an option to purchase one share of the Company's Class A Common Stock, at an exercise price equal to the exercise price per share of Styleclick.com common stock immediately prior to the Merger, and (b) each outstanding option to purchase a limited liability company unit of Internet Shopping Network became an option to purchase 0.601 shares of the Company's Class A Common Stock, at an exercise price equal to the exercise price per Internet Shopping Network unit immediately prior to the Merger multiplied by 1.664. The number of securities underlying options in the table and the related footnotes are adjusted to reflect the conversion which occurred at the Merger.

(2) Mr. Vecchione joined the Company as its Chief Executive Officer on July 27, 2000 and served in such capacity until his resignation from the Company in March 2001. Mr. Vecchione's compensation for the fiscal year ended December 31, 2000 includes salary of $134,167 earned prior to July 27, 2000 in his capacity as Co-Chief Executive Officer of Styleclick.com, options to purchase 150,000 shares of Class A Common Stock granted prior to July 27, 2000, and a cash bonus of $100,000 granted prior to July 27, 2000.

(3) Mr. Goldstein joined the Company as its Executive Vice President, Business Development, on July 27, 2000. Mr. Goldstein's compensation for the fiscal year ended December 31, 2000 includes salary of $96,285 earned prior to July 27, 2000 in his capacity as Vice President, Senior Product and Planning Officer, and Interim Vice President, Marketing, of Internet Shopping Network, and options to purchase 112,117 shares of Class A Common Stock granted prior to July 27, 2000.

(4) Mr. Zinser joined the Company as its Executive Vice President, Chief Operating Officer, on July 27, 2000. Mr. Zinser was promoted to the office of President and Chief Operating Officer and served in such capacity until his resignation from the Company in March 2001. Mr. Zinser's compensation for the fiscal year ended December 31, 2000 includes salary of $136,916 earned prior to July 27, 2000 in his capacity as Senior Vice President and Chief Financial Officer of Internet Shopping Network, and options to purchase 112,117 shares of Class A Common Stock granted prior to July 27, 2000.

(5) Mr. Hall joined the Company as its Executive Vice President, Chief Financial Officer, on July 27, 2000. Mr. Hall's compensation for the fiscal year ended December 31, 2000 includes salary of $87,500 earned prior to July 27, 2000 in his capacity as Executive Vice President, Chief Financial Officer, of Styleclick.com and options to purchase 100,000 shares of Class A Common Stock granted prior to July 27, 2000.

(6) Mr. Samovar joined the Company as its Vice President, General Counsel and Secretary, on July 27, 2000 and served in such capacity until his resignation from the Company in March 2001. Mr. Samovar's compensation for the fiscal year ended December 31, 2000 includes salary of $53,313 earned prior to July 27, 2000 in his capacity as Vice President and General Counsel of Internet Shopping Network, and options to purchase 50,000 shares of Class A Common Stock granted prior to July 27, 2000.

                              OPTION GRANTS

         The following table sets forth certain information regarding option grants to the Named Officers during the year ended December 31, 2000.

         At the effective time of the Merger, (a) each outstanding option to purchase a share of common stock of Styleclick.com became an option to purchase one share of the Company's Class A Common Stock, at an exercise price equal to the exercise price per share of Styleclick.com common stock immediately prior to the Merger, and (b) each outstanding option to purchase a limited liability company unit of Internet Shopping Network became an option to purchase 0.601 shares of the Company's Class A Common Stock, at an exercise price equal to the exercise price per Internet Shopping Network unit immediately prior to the Merger multiplied by 1.664. The information set forth in the following table and the related footnotes is adjusted to reflect the conversion which occurred at the Merger.


                                            INDIVIDUAL GRANTS
                    ------------------------------------------------------------------
                       NUMBER OF
                     COMMON SHARES     PERCENTAGE OF
                      UNDERLYING       TOTAL OPTIONS                                     POTENTIAL REALIZABLE VALUE
                        OPTIONS         GRANTED TO        EXERCISE OR                    AT ASSUMED ANNUAL RATES OF
                        GRANTED        EMPLOYEES IN       BASE PRICE      EXPIRATION    STOCK PRICE APPRECIATION FOR
NAME                    (SHARES)       FISCAL YEAR (1)   ($/SHARE) (2)       DATE              OPTION TERM (3)
------------------- ---------------- ------------------ --------------- -------------- ------------------------------
                                                                                           5% ($)          10% ($)
------------------- ---------------- ------------------ --------------- -------------- --------------- --------------
Maurizio Vecchione    150,000          9%                 15.3130         06/19/01       164,352         331,969

Bruce Goldstein       72,117           4%                 15.3800         01/19/10       693,684         1,755,720

                      50,000           3%                 10.5000         04/04/10       330,284         837,070

                      15,000           1%                 7.0630          10/12/10       66,651          168,921

Ed Zinser             72,117           4%                 15.3800         06/19/01       79,204          159,984

                      50,000           3%                 10.5000         06/19/01       31,804          63,921

                      100,000          6%                 7.0630          06/19/01       23,904          47,449

Barry Hall            100,000          1%                 15.3130         01/18/10       873,965         2,168,183

Kerry Samovar         50,000           3%                 15.3800         06/07/01       53,593          108,167

                      5,000            *                  7.0630          06/07/01       1,137           2,255

-----------------------
* Less than 1%

(1) Based on options to purchase 1,732,711 shares granted under the Company's 2000 Stock Plan to the Company's employees (and the employees of Styleclick.com and Internet Shopping Network prior to the Merger), including the Named Officers, during the year ended December 31, 2000.

(2) The exercise price per share of each option was equal to the fair market value of the Company's underlying Class A Common Stock on the date of the trading day immediately preceding the date of grant as determined by the Compensation

Committee of the Board of Directors. The exercise price per share of each option granted prior to the Merger was determined as described in the paragraph immediately preceding the table.

(3) Potential gains are calculated net of the respective exercise price but before taxes associated with the exercise. The 5% and 10% assumed annual rates of compounded stock appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Class A Common Stock price. Actual gains, if any, on stock option exercises are dependent on the future market price of shares of Class A Common Stock, the Company's future financial performance and overall market conditions.

            AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

         The following table sets forth the number of shares acquired upon the exercise of stock options during the year ended December 31, 2000 and the number of shares covered by both exercisable and unexercisable stock options held by the Named Officers at December 31, 2000.

         At the effective time of the Merger, (a) each outstanding option to purchase a share of common stock of Styleclick.com became an option to purchase one share of the Company's Class A Common Stock, at an exercise price equal to the exercise price per share of Styleclick.com common stock immediately prior to the Merger, and (b) each outstanding option to purchase a limited liability company unit of Internet Shopping Network became an option to purchase 0.601 shares of the Company's Class A Common Stock, at an exercise price equal to the exercise price per Internet Shopping Network unit immediately prior to the Merger multiplied by 1.664. The information set forth in the following table and the related footnotes is adjusted to reflect the conversion which occurred at the Merger.


                         SHARES                          NUMBER OF COMMON SHARES             VALUE OF UNEXERCISED
                      ACQUIRED ON                         UNDERLYING UNEXERCISED              IN-THE-MONEY OPTIONS
NAME                   EXERCISE    VALUE REALIZED      OPTIONS AT DECEMBER 31, 2000         AT DECEMBER 31, 2000 (1)
------------------- ------------- ----------------- ---------------------------------- ----------------------------------
                                                    EXERCISABLE       UNEXERCISABLE    EXERCISABLE       UNEXERCISABLE
                                                    ------------      -------------    -----------       --------------
Maurizio Vecchione        --              --           237,227           150,000       --                --

Bruce Goldstein           --              --            62,531           107,640       --                --

Ed Zinser                 --              --            61,341           211,859       --                --

Barry Hall                --              --           150,000           100,000       --                --

Kerry Samovar             --              --            17,708            37,292       --                --

-----------------------
(1) Calculated using closing price on December 29, 2000 of the Class A Common Stock of $2.063 per share.

             EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                   AND CHANGE-IN-CONTROL ARRANGEMENTS

         On July 27, 2000, the Company entered into an employment agreement with Mr. Vecchione for a term continuing until July 27, 2002 and providing for an annual base salary of $250,000 per year and a bonus of $50,000 per year in the event the Company met certain sales targets. On March 21, 2001, Mr. Vecchione resigned from the Board of Directors and resigned as Chief Executive Office of the Company.

         On December 14, 2000, the Company entered into an employment agreement with Mr. Zinser for a term continuing until December 14, 2002 and providing for an annual base salary of $250,000 per year and a bonus of $50,000 per year in the event the Company met certain sales targets. On March 21, 2001, Mr. Zinser resigned as President and Chief Operating Officer of the Company.

         On June 30, 1999, Internet Shopping Network LLC, one of the Company's predecessors, entered into an at-will employment agreement with Mr. Goldstein which contained a severance provision. On December 13, 2000, the Company and Mr. Goldstein entered into an agreement which amended and replaced such severance provision and which provides that, if the Company terminates Mr. Goldstein for any reason other than cause prior to December 13, 2001, the Company will continue to pay Mr. Goldstein's base salary until six months from the date of termination, subject to an obligation of Mr. Goldstein to mitigate any such payments by seeking other employment.

       COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Board of Directors has a Compensation Committee, which in fiscal year 2000 was comprised of Ms. Saleson, Mr. South and Mr. Tinker. None of the members of the Compensation Committee is or was in the past an officer or employee of Styleclick, Inc. or any of its subsidiaries. No interlocking relationship exists between the Board of Directors or the Compensation Committee and the board of directors or compensation committee of any other company, nor has such an interlocking relationship existed in the past.

         THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION AND THE PERFORMANCE GRAPH WHICH IMMEDIATELY FOLLOWS DO NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THE REPORT OR THE PERFORMANCE GRAPH BY REFERENCE THEREIN.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         The Company's executive compensation philosophy in 2000, following the Merger, which was completed on July 27, 2000, has been designed to reward exceptional performance and to align the financial interests of the Company's senior executives with those of the equity owners of the Company. To achieve this end, the Committee has developed and implemented a compensation program designed to attract and retain highly skilled executives with the business experience and acumen necessary for achievement of the Company's long-term business objectives.

         The Company's executive compensation consists primarily of base salary and stock-based compensation. In addition, in exceptional circumstances, the Company may award bonuses. The general guidelines used by the Company to determine these components are described below. Subject to these guidelines, bonus awards and option grants are awarded on a discretionary rather than a formulaic basis.

BASE SALARY

         The base salaries paid to the Company's executive officers are based upon recommendations of senior management, and require approval of the Compensation Committee. Management takes into account a variety of factors in determining base salary, including:

         o competitive salaries for comparable officers at comparable companies;

         o individual performance and an assessment of the value of the individual's services to Styleclick;

         o the fairness of individual executive officers' salaries relative to their responsibilities;

         o    the salaries of other executive officers; and

         o    Styleclick's financial performance.

         At different times, depending upon prevailing circumstances, the Compensation Committee gives these criteria varying degrees of weight.

STOCK OPTIONS

         The Committee believes that its stock option program appropriately links executive interest to stockholder value. The Company makes periodic option grants to eligible employees based on performance and issues options to certain employees upon initial employment and promotion and in connection with entering into certain new employment arrangements.

CHIEF EXECUTIVE OFFICER COMPENSATION

         Mr. Vecchione, the Company's Chief Executive Officer from July 27, 2000 until his resignation in March 2001, received a salary at a rate of $250,000 per year during the period from July 27, 2000 through the remainder of 2000. Mr. Vecchione did not receive a bonus or any options during such period.

POLICY ON DEDUCTIBILITY OF COMPENSATION

         Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility by a company of compensation in excess of $1 million paid to any of its five most highly compensated executive officers. However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the board committee that establishes such goals consists solely of "outside directors" (as defined for purposes of Section 162(m)).

         While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated in light of the Compensation Committee's overall compensation philosophy. The Compensation Committee intends to establish executive officer compensation programs which will maximize the Company's tax deduction if the Compensation Committee determines that such actions are consistent with its philosophy and in the best interests of the Company and its stockholders. However, from time to time the Compensation Committee may award compensation which is not fully deductible if the Compensation Committee determines that such award is consistent with its philosophy and in the best interests of the Company and its stockholders.

SUMMARY

         The Compensation Committee believes that the Company's executive compensation program should provide executives with a strong incentive to focus on and achieve the Company's business objectives and link a significant portion of long-term remuneration directly to stock price appreciation realized by all of the Company's stockholders. By assuring that executives are appropriately compensated and therefore motivated, the long-term interests of stockholders will be best served. The actions taken by the Compensation Committee in 2000 were consistent with this focus and the principles outlined above.

         The foregoing report on executive compensation is provided by the following directors who currently comprises the Compensation Committee of the Board of Directors:

         Leslie Saleson
         Hamilton South
         John Tinker

                               PERFORMANCE GRAPH

         Shown below is information comparing the cumulative total return to stockholders of the Company's Class A Common Stock (which trades under the ticker symbol "IBUY"), the NASDAQ Stock Market (U.S.) Index and the Morgan Stanley Internet Index (the "MS Index") from July 27, 2000 to December 31, 2000. The information assumes that the value of the investment in the Company's Class A Common Stock, and each index, was $100 on July 27, 2000, and that all dividends were reinvested.




                       [PERFORMANCE GRAPH AND LEGEND]


                             7/27/00    9/30/00   12/31/00
                 ----------- ---------- --------- -------------
                 ----------- ---------- --------- -------------
                 IBUY        $100.00    $102.70   $  22.30
                 NASDAQ       100.00      95.26      63.84
                 MS Index     100.00      93.41      40.91

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.

         In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements.
The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. The Audit Committee has also considered whether the independent auditors provision of information technology services and other non-audit services to the Company is compatible with the auditor's independence.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee,

                  Leslie Saleson
                  Hamilton South
                  John Tinker

         The above report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Corporation specifically incorporates this information by reference, and shall not be deemed filed under such Acts.

         Each of the members of the Audit Committee are independent directors as such term is defined under the rules of the National Association of Securities Dealers applicable to companies whose securities are listed for trading on The NASDAQ National Market.

AUDIT FEES

         Audit fees for the year ended December 31, 2000, including fees for the review of the financial statements included in the Company's Form 10-Q's filed in 2000, were $154,069.

ALL OTHER FEES

         For year ended December 31, 2000, total other fees were $222,800, all of which were audit related services and none of which were nonaudit services. Audit related services generally include fees for accounting consultations and registration statements filed with the Securities and Exchange Commission. Non-audit services consist primarily of tax compliance and consulting services. There were no financial information systems design and implementation services rendered in 2000.

                            CERTAIN TRANSACTIONS

TRANSACTIONS WITH AFFILIATES

USAI AND RELATED ENTITIES

         Both within and outside the ordinary course of business, the Company and its affiliates, other than USAi and its controlled affiliates, on the one hand, and USAi and its affiliates, other than the Company and its controlled affiliates, on the other hand, engage in various transactions. The Company expects that these transactions do and will result in terms to the Company that are at least as favorable as those that could be obtained from a third party, where applicable. USAi holds approximately 97% of the voting power of the Company's outstanding common stock. Ms. Brown and Mr. Halper are officers of ECS, a wholly-owned subsidiary of USAi, and Messrs. Genachowski, Miller and Sileck and Ms. Stanley are officers of USAi.

         MERGER OF STYLECLICK.COM INC. AND INTERNET SHOPPING NETWORK LLC.
The Company was incorporated in the State of Delaware on March 22, 2000 as a subsidiary of USANi LLC, which is a subsidiary of USAi. On July 27, 2000, USAi contributed Internet Shopping Network LLC ("ISN") to Styleclick in conjunction with the acquisition of Styleclick.com by Styleclick. In connection with the Merger, Styleclick issued: (1) 22,500,985 shares of its Class B common stock to USAi; (2) 538,721 shares of its Class B common stock to USANi LLC; (3) a warrant to USAi, expiring in July 2010, to purchase 12,579,176 shares of its Class B common stock at $11.50 per share, which provides that USAi may exercise the warrant without payment of cash by electing to receive only the number of shares equal to the increase in the value of the warrant divided by the market price of the shares at the time of exercise and that USAi may pay up to 50% of the exercise price of the warrant in the form of advertising and promotional services provided to Styleclick; and (4) a warrant to USAi, expiring in January 2010, to purchase 328,084 shares of its Class B common stock at $19.05 per share. Such issuances were in consideration of all of the equity of ISN, $40 million dollars in cash, $10 million in advertising and promotion services to be provided by USAi to Styleclick over a three-year period and a $10 million line of credit provided by USAi to Styleclick.com (which line of credit was fully paid-off and terminated following the Merger).

         LINE OF CREDIT. In March 2001, Styleclick received a revolving line of credit for $15 million from USAi. The term of the credit line is 18 months and carries an interest rate equal to USAi's average blended cost of borrowing. The credit line can be drawn against only with the approval of Styleclick's Board of Directors.

         USA ELECTRONIC COMMERCE SOLUTIONS. Service revenue generated from USA Electronic Commerce Solutions LLC, a subsidiary of USAi, was $0.1 million for the year ended December 31, 2000.

         HOME SHOPPING NETWORK. The Home Shopping Network, a subsidiary of USAi, provides warehouse, teleservice, accounting and other administrative services to the Company based upon an unwritten agreement. The services are charged on a monthly basis. Expenses charged to operations for these services were $5.4 million during 2000.

         PRECISION RESPONSE CORPORATION, INC. In November 2000, Precision Response Corporation, Inc., a subsidiary of USAi, began providing
Styleclick's customer service function based on an unwritten agreement. Expenses charged to operations under this arrangement were approximately $0.3 million for 2000.

                                COMPANY PROPOSALS

         The following proposals will be submitted for stockholder consideration and voting at the Annual Meeting.

                                    PROPOSAL 1
                                ELECTION OF DIRECTORS

         The Board of Directors of the Company has nominated and recommends for election as directors the following nine persons to serve for the ensuing year until the next Annual Meeting of Stockholders and thereafter until their respective successors are elected and have been qualified:

                           Lisa Brown
                           Robert Halper
                           Julius Genachowski
                           Jonathan Miller
                           Leslie Saleson
                           Mike Sileck
                           Hamilton South
                           Deirdre Stanley
                           John Tinker

         All of the nominees are presently directors of the Company. The enclosed Proxy will be voted in favor of the persons nominated unless otherwise indicated. If any of the nominees should be unable to serve or should decline to do so, the discretionary authority in the Proxy will be exercised to vote for a substitute or substitutes to be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required. In the event that a nominee for director is proposed at the Annual Meeting, the enclosed Proxy may be voted in favor of or against such nominee or any other nominee proposed by the Board of Directors unless otherwise indicated. Shares may not be voted cumulatively for election of directors. Directors are elected by a plurality of the votes cast at the Annual Meeting either in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE
NOMINEES.

                                 PROPOSAL 2

                      RATIFICATION OF 2000 STOCK PLAN

         At the Annual Meeting, stockholders will be asked to ratify the Company's 2000 Stock Plan (the "Plan"), which was adopted by the Board of Directors and approved by USAi, as sole stockholder of the Company prior to the Merger, in July 2000. The Plan provides for the issuance of up to 15,000,000 shares of Class A Common Stock. All options to purchase Styleclick.com common stock and Internet Shopping Network units outstanding immediately prior to the completion of the Merger on July 27, 2000 were converted into options governed by the Plan on the terms described below.
The Company has granted options to purchase 4,109,773 shares of Class A Common Stock under the Plan which remain outstanding as of March 31, 2001, including the Internet Shopping Network and Styleclick.com options assumed in the Merger.

         The following summary of the main features of the Plan is qualified in its entirety by reference to the complete text of the Plan, which is set forth as Appendix B to this Proxy Statement.

         The purposes of the Plan are to attract and retain the best available personnel for positions within the Company, to provide additional incentive to our employees, directors and consultants, and to promote the success of the Company's business.

         The Company may issue up to 15,000,000 shares of Class A Common Stock pursuant to the Plan. The Plan provides for the grant of incentive stock options to employees (including officers and employee directors) of the Company or any parent or subsidiary of the Company and for the grant of nonstatutory stock options and stock purchase rights ("SPRs") to employees, directors and consultants. Unless terminated sooner, the Plan will terminate automatically in July 2010.

         The administrator of the Plan has the power to determine the terms of the options or SPRs granted, including the exercise price of the option or SPR, the number of shares subject to each option or SPR, the exercisability thereof, and the form of consideration payable upon such exercise. In addition, the administrator has the authority to amend, suspend or terminate the Plan, provided that no such action may affect any shares of Class A Common Stock previously issued and sold or any option previously granted under the Plan without stockholder approval. No optionee may be granted more than 80% of the shares of Class A Common Stock authorized for issuance under the Plan.

         Options and SPRs granted under the Plan are generally not transferable by the optionee, and each option and SPR is exercisable during the lifetime of the optionee only by such optionee. Options granted under the Plan generally must be exercised within 90 days after the end of the optionee's status as an employee, director or consultant of the Company, or within 12 months after such optionee's termination by death or disability, but in no event later than the expiration of the option's term.

         In the case of SPRs, unless the administrator determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the administrator.

         The exercise price of all incentive stock options granted under the Plan must be at least equal to the fair market value of the Class A Common Stock on the date of grant. The exercise price of nonstatutory stock options and SPRs granted under the Plan is determined by the administrator, but with respect to nonstatutory stock options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the exercise price must be at least equal to the fair market value of the Class A Common Stock on the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of the Company's outstanding capital stock, the exercise price of any incentive stock option granted must be at least equal 110% of the fair market value on the grant date, and the term of such incentive stock option must not exceed five years. The term of all other options granted under the Plan may not exceed ten years.

         The Plan provides that in the event of a merger of the Company with or into another corporation, or a sale of substantially all of the Company's assets, each option and SPR shall be assumed or an equivalent option substituted for by the successor corporation. If the outstanding options and SPRs are not assumed or substituted for by the successor corporation, the administrator shall provide for the optionee to vest and to have the right to exercise the option or SPR as to all of the optioned stock, including shares as to which it would not otherwise be vested or exercisable. If the administrator makes an option or SPR vested and exercisable in full in the event of a merger or sale of assets, the administrator shall notify the optionee that the option or SPR shall be fully exercisable for a period of 15 days from the date of such notice, and the option or SPR will terminate upon the expiration of such period.

         Upon the completion of the Merger on July 27, 2000, (1) each outstanding option to purchase common stock of Styleclick.com was converted into an option to purchase the same number of shares of Class A Common Stock at the same per share exercise price as applicable to such option prior to the conversion and (2) each outstanding option to purchase units of Internet Shopping Network LLC was converted into an option to purchase the number of shares of Class A Common Stock equal to the product of .601 and the number of limited liability company units for which such option was exercisable prior to the conversion at a per share exercise price equal to the product of 1.664 and the per share exercise price of such option prior to the conversion. The converted options are governed by the Plan; provided, however, that other than as set forth in the immediately preceding sentence, each substituted option continues to have the same terms and provisions specified in the original option agreement pursuant to which such option was granted.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion of the federal income tax consequences of the Plan is intended to be a summary of applicable federal law as currently in effect. State and local tax consequences may differ, and tax laws may be amended or interpreted differently during the term of the Plan or of awards or grants thereunder. Because the federal income tax rules governing awards and related payments are complex and subject to frequent change, and they depend on the participant's individual circumstances and the nature of the award, participants in the Plan are advised to consult their tax advisors prior to exercise of options or other awards or dispositions of stock acquired pursuant to awards.

         Incentive stock options and nonstatutory stock options are treated differently for federal income tax purposes. Incentive stock options are intended to comply with the requirements of Section 422 of the Code. Nonstatutory stock options need not comply with such requirements.

         In general, an optionee is not taxed, and the Company is not entitled to a tax deduction, on the grant or, except as described below, exercise of an incentive stock option. The difference between the exercise price and the fair market value of the shares of Class A Common Stock underlying the option on the exercise date will, however, be a preference item for purposes of the alternative minimum tax, and thus an optionee could be subject to the alternative minimum tax as a result of the exercise of an incentive stock option. If an optionee holds the shares acquired upon exercise of an incentive stock option for at least two years following the option grant date and at least one year following exercise, the optionee's gain, if any, upon a subsequent disposition of such shares is long-term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the optionee's basis in the shares (which generally equals the exercise price). If an optionee disposes of shares acquired pursuant to exercise of an incentive stock option before satisfying the one and two-year holding periods described above, the optionee may recognize both ordinary income and capital gain in the year of disposition and the Company will generally be entitled to a tax deduction equal to the amount of the ordinary income recognized by the optionee. The amount of the ordinary income will be the lesser of (i) the excess of the amount realized on disposition over the optionee's adjusted basis in the shares (usually the exercise price) or (ii) the excess of the fair market value of the shares on the exercise date over the exercise price. The balance of the consideration received on such a disposition will be long-term capital gain if the stock had been held for at least one year following exercise of the incentive stock option.

         An optionee is not taxed on the grant of an nonstatutory stock option. On exercise, however, the optionee generally recognizes ordinary income equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price, and the Company generally is entitled to a tax deduction equal to such amount. Any gain on subsequent disposition of the shares is long term capital gain if the shares are held for at least one year following exercise.

         Certain officers and significant stockholders of the Company who are subject to Section 16(b) of the Securities Exchange Act of 1934 should consult their tax advisors regarding the effect of Section 16(b) on the amount and timing of income to be recognized in connection with an award under the Plan, including the ability and advisability of making an election under Section 83(b) of the Code in connection with an award.

         Options and SPRs granted under the Plan may provide for delayed vesting of the recipient's rights to the shares purchasable thereunder. Unless the recipient makes a valid election under Section 83(b) of the Code within 30 days after the receipt of restricted shares of Class A Common Stock, the recipient generally will not be taxed on the receipt of such restricted shares until the restrictions on such shares lapse or are removed. When the restrictions lapse or are removed, the recipient will recognize ordinary income (and the Company generally will be entitled to a deduction) in an amount equal to the excess of the fair market value of the shares at that time over the purchase price. However, if the recipient makes a valid
Section 83(b) election within 30 days of the receipt of restricted shares of Class A Common Stock, he or she will recognize ordinary income (and the Company will be entitled to a deduction) equal to the excess of the fair market value of such shares on the date of receipt (determined without regard to the effect on value of the restrictions) over the purchase price.

         Special rules will apply in cases where a recipient of an award under the Plan pays the exercise or purchase price of the award or applicable withholding tax obligations under the Plan by delivering previously owned shares or by reducing the number of shares otherwise issuable pursuant to the award. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares or a carryover basis in the shares acquired, and may constitute a disposition for purposes of applying the incentive stock option holding periods discussed above. The Company generally will be required to withhold any applicable income and employment taxes in connection with the ordinary income recognized by a participant upon exercise or payment of an award under the Plan, and may require the participant to pay such taxes as a condition to exercise of an award under the Plan.

         The terms of the agreements or other documents pursuant to which specific awards are made under the Plan may provide for accelerated vesting or payment of an award in connection with a change in ownership or control of the Company. In that event and depending upon the individual circumstances of the participant, certain amounts with respect to such awards may constitute "excess parachute payments" under the "golden parachute" provisions of the Code. Pursuant to these provisions, a participant will be subject to a 20% excise tax on any "excess parachute payments" and the Company will be denied any deduction with respect to such payments. Participants should consult their tax advisors as to whether accelerated vesting of an award in connection with a change of ownership or control of the Company would give rise to an excess parachute payment.

         As described above, options granted under the Plan may qualify as "performance-based compensation" under Section 162(m) of the Code in order to preserve federal income tax deductions by the Company with respect to any compensation relating to an award that is paid to a Covered Employee (as defined in Section 162). Compensation for any year that is attributable to an award granted to a Covered Employee and that does not so qualify may not be deductible by the Company to the extent such compensation, when combined with other compensation paid to such employee for the year, exceeds $1,000,000.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE ADOPTION OF THE 2000 STOCK PLAN.

                                      PROPOSAL 3

                  RATIFICATION OF 2000 DIRECTORS' STOCK OPTION PLAN

         At the Annual Meeting, stockholders will be asked to ratify the Company's 2000 Directors' Stock Option Plan (the "Directors' Plan"), which was adopted by the Board of Directors and approved by USAi, as sole stockholder of the Company prior to the Merger, in July 2000. The Directors' Plan provides for the issuance of up to 200,000 shares of Class A Common Stock. The Company has granted options to purchase 15,000 shares of Class A Common Stock under the Directors' Plan which remain outstanding as of March 31, 2000.

         The following summary of the main features of the Directors' Plan is qualified in its entirety by reference to the complete text of the Directors' Plan, which is set forth as Appendix C to this Proxy Statement.

         The purposes of the Directors' Plan are to attract and retain persons of outstanding competence to serve as members of the Board of Directors of the Company and to provide a direct link between Directors' compensation and stockholder value.

         The Company may issue up to 200,000 shares of Class A Common Stock pursuant to the Directors' Plan. Participation in the Directors' Plan is limited to outside directors, who are those people who serve as members of the Board of Directors of the Company and who are not employees of the Company or any of its affiliates. Under the Directors' Plan, each outside director automatically receives an option to purchase 5,000 shares of Class A Common Stock at the time he or she is initially elected to office and thereafter annually on the date of the Company's Annual Meeting of Stockholders at which such outside director is re-elected to office.

         The options granted under the Directors' Plan will vest and become exercisable in three installments: with respect to 1,667 shares on each of the first and second anniversaries of the date of grant; and with respect to the remaining 1,666 shares on the third anniversary of the date of grant. In the event of a change of control of the Company, all options that have not previously become exercisable or been terminated will become exercisable.
The exercise price of all options granted under the Directors' Plan shall be the fair market value of the Class A Common Stock on the trading day immediately preceding the date of grant.

         Unless terminated sooner, the Directors' Plan will terminate automatically in July 2010.

         The Directors' Plan shall be administered by the Compensation Committee of the Board of Directors of the Company, which shall consist of not less than two members of the Board of Directors, each of whom shall be a "disinterested person" as that term is used in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Grants of stock options under the Directors' Plan and the amount, nature and timing of the grants shall be automatically determined as described above and not be subject to the determination of the Committee. The Committee has the power to interpret the Directors' Plan, prescribe, amend and rescind rules and regulations relating to the Directors' Plan, and to make all determinations necessary or advisable for the administration of the Directors' Plan.

         Options granted under the Directors' Plan are generally not transferable by the optionee, and each option is exercisable during the lifetime of the optionee only by such optionee. Options granted under the Directors' Plan generally must be exercised within 120 days after the end of the optionee's status as a director of the Company.

FEDERAL INCOME TAX CONSEQUENCES

         For a discussion of the federal income tax consequences for options granted and/or exercised under the Directors' Plan, please see the discussion set forth above under the heading "Proposal 3 -- Ratification of 2000 Stock Plan - Federal Income Tax Consequences."

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE ADOPTION OF THE 2000 DIRECTORS' STOCK OPTION PLAN.

                                  PROPOSAL 4

                       APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors of the Company, on the recommendation of its Audit Committee (consisting of directors who are neither officers nor employees of the Company), has appointed Ernst & Young LLP as independent auditors for the Company and its subsidiaries for 2001. As a matter of corporate practice, the Company is submitting the appointment of Ernst & Young LLP to shareholders for ratification. If shareholders fail to ratify the appointment, the Audit Committee will review its selection for subsequent years.

         Ernst & Young LLP has served as independent auditors for Styleclick, Inc. since July 2000, and served as independent auditors for Styleclick.com Inc., one of the Company's predecessors, since April 1999. One or more members of the firm will attend the 2001 Annual Meeting. Ernst & Young LLP has indicated that it does not presently intend to make a statement at the 2001 Annual Meeting, but a member of the firm will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

                               STOCKHOLDER PROPOSALS

          No proposals have been submitted by stockholders for consideration at the Annual Meeting.

         The Company currently intends to hold its next annual meeting in May of 2002. Stockholders who intend to have a proposal considered for inclusion in the Company's proxy materials for presentation at the 2002 Annual Meeting of Stockholders must submit the proposal to the Company at its principal executive offices no later than December 31, 2001. Stockholders who intend to present a proposal at the 2002 Annual Meeting of Stockholders without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal to the Company no later than March 17, 2002. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                                   OTHER MATTERS

         The Company does not know of any business other than that described herein which will be presented for consideration or action by the stockholders at the Annual Meeting. If, however, any other business shall properly come before the Annual Meeting, shares represented by Proxies will be voted in accordance with the best judgment of the persons named therein or their substitutes.

                         ANNUAL REPORT TO STOCKHOLDERS

         The Annual Report of the Company for the 2000 fiscal year is being mailed to stockholders together with this Proxy Statement.

         THE COMPANY WILL SEND TO STOCKHOLDERS UPON WRITTEN REQUEST, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 2000 WHICH THE COMPANY HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE REQUEST MUST BE DIRECTED TO THE ATTENTION OF THE SECRETARY, AT THE ADDRESS OF THE COMPANY SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT.

                                    By Order of the Board of Directors,

                                    /s/ Christopher Riley
                                    -------------------------------------
                                    Christopher Riley
                                    Secretary
Los Angeles, California
April 30, 2001

                                                                     APPENDIX A

                      CHARTER FOR THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS
                              STYLECLICK, INC.


ORGANIZATION

This charter governs the operations of the Audit Committee of the Board of Directors (the "Committee") of Styleclick, Inc. (the "Company"). The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors. The Committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members shall be financially literate at the time of appointment, or shall become financially literate within one year after appointment to the Committee, and at least one member shall have accounting or related financial management expertise. For purposes of this paragraph, the terms "independence" and "financially literate" shall be interpreted as the National Association of Securities Dealers (NASD) defines those terms.

STATEMENT OF POLICY

The Committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board.
In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors, management of the Company and any employee. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

MEETINGS

The Committee will have a standing meeting whenever there is a full Board of Directors meeting and at such other times as it deems appropriate. A majority of the members of the Committee must be present for the valid transaction of business. The meetings will be with representatives of the independent auditors the internal audit function, General Counsel, financial management and with other members of management at the request of the Committee. Written minutes of Committee meetings shall be maintained.

RESPONSIBILITIES AND PROCESSES

The primary responsibility for financial and other reporting, internal controls and compliance with laws, regulations and ethics within the Company rests with executive management. The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board on a regular basis. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate tone for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes we set forth as a guide with the understanding that the Committee may supplement them as appropriate.

o The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

o The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

o The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. The Committee shall discuss significant matters impacting the Company's interim financial statements with management and the independent auditors. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

o The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

o The Committee will include a report of certain of its activities in the Company's annual proxy statement. The report will state whether the Committee has reviewed the Company's annual audited financial statements with management, discussed with the independent auditors those matters required to be communicated under generally accepted auditing standards; discussed with the independent auditors their independence and received from them the written communication required by the Independence Standards Board, and based upon the above reviews and discussions recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Form 10-K.

o The Committee will review with General Counsel significant litigation and other regulatory compliance issues, and evaluate Counsel and management's assessment of potential financial impact, if any, and allegations of impropriety pursuant to the Committee's procedures concerning internal investigations.

o The Committee will review annually the Company's conflict of interest policy and recommend to the Board of Directors changes that the Committee may deem appropriate.

                                                            APPENDIX B

                           STYLECLICK, INC.
                           2000 STOCK PLAN

         1.  PURPOSES OF THE PLAN.   The purposes of this Styleclick,
Inc. 2000 Stock Plan are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

             (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

             (b) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

             (c) "BOARD" means the Board of Directors of the Company.

             (d) "CAUSE" means termination of an Optionee's employment by the Company for such reasons as may be defined as "Cause" in any applicable employment agreement, or, if an Optionee is not party to a valid employment agreement at the time of his or her termination, shall mean (i) the plea of guilty or nolo contendere to, or conviction for, the commission of a felony offense by an Optionee,
(ii) a material breach by an Optionee of a fiduciary duty owed to the Company or any of its subsidiaries; (iii) a breach by an Optionee of any non-disclosure, non-solicitation or non-competition obligation owed to the Company or any of its subsidiaries; (iv) the willful or gross neglect by an Optionee of his or her employment duties; and (v) such other events as shall be determined by the Board or the Committee.

             (e)  "CODE" means the Internal Revenue Code of 1986, as amended.

             (f) "COMMITTEE" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

             (g)  "COMMON STOCK" means the Class A Common Stock of the Company.

             (h)  "COMPANY" means Styleclick, Inc., a Delaware corporation.

             (i) "CONSULTANT" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

             (j)  "DIRECTOR" means a member of the Board.

             (k) "DISABILITY" means total and permanent disability as defined in Section 22(e)(3) of the Code.

             (l) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary or other affiliate of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or
(ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of

Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

             (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

             (n) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                          (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                         (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator and computed in accordance with applicable regulations of the Internal Revenue Service.

             (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

             (p) "ISN SUBSTITUTE OPTION" means an Option under the Plan converted from a previously outstanding option to purchase units of Internet Shopping Network LLC, a Delaware limited liability company that, following closing of the Transaction, will be a wholly-owned subsidiary of the Company.

             (q) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

             (r) "NOTICE OF GRANT" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

             (s) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

             (t) "OLD STYLECLICK SUBSTITUTE OPTION" means an Option under the Plan converted from a previously outstanding option to purchase stock in Styleclick.com Inc., a California corporation that, following closing of the Transaction, will be a wholly-owned subsidiary of the Company.

                  (u) "OPTION" means a stock option granted pursuant to the Plan.

                  (v) "OPTION AGREEMENT" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                  (w) "OPTION EXCHANGE PROGRAM" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

                  (x) "OPTIONED STOCK" means the Common Stock subject to an Option or Stock Purchase Right.

                  (y) "OPTIONEE" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

                  (z) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (aa)     "PLAN" means this Styleclick, Inc. 2000 Stock Plan.

                  (bb) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

                  (cc) "RESTRICTED STOCK PURCHASE AGREEMENT" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

                  (dd) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                  (ee)     "SECTION 16(b)" means Section 16(b) of the
Exchange Act.

                  (ff) "SERVICE PROVIDER" means an Employee, Director or Consultant.

                  (gg) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

                  (hh) "STOCK PURCHASE RIGHT" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

                  (ii) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

                  (jj) "SUBSTITUTE OPTION" means Old Styleclick Substitute Options and ISN Substitute Options. Any Substitute Option shall be in lieu of, and shall replace in its entirety, the equivalent prior option, which prior option shall be null and void and of no further force or effect following closing of the Transaction, except as otherwise provided herein.

                  (kk) "TRANSACTION" means the merger of each of Styleclick.com Inc. and Internet Shopping Network LLC with wholly-owned subsidiaries of the Company pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of March 23, 2000, among Styleclick.com Inc., Internet Shopping Network LLC, USANi Sub LLC, a Delaware limited liability company.

         3.       STOCK SUBJECT TO THE PLAN.  Subject to the provisions of
Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 15,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); PROVIDED, HOWEVER, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

         4.       ADMINISTRATION OF THE PLAN.

                  (a) PROCEDURE-IN GENERAL. The Plan shall be administered by (i) the Committee, which shall be comprised of not less than two directors appointed by the Board, each of whom is intended to be a "Non-Employee Director" (within the meaning of Rule 16b-3) and an "outside director" (within the meaning of Code Section 162(m) and the Treasury Regulations promulgated thereunder) to the extent that Rule 16b-3 and Code
Section 162(m), respectively are applicable to the Company and to Options and Stock Purchase Rights granted under the Plan; or (ii) if at any time such a committee has not been so designated by the Board, the Board.

                  (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i)      to determine the Fair Market Value;

                           (ii)     to select the Service Providers to whom
Options and Stock Purchase Rights may be granted hereunder;

                           (iii)    to determine the number of shares of
Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                           (iv)     to approve forms of agreement for use
under the Plan;

                           (v)      to determine the terms and conditions,
not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                           (vi)     to institute an Option Exchange Program;

                           (vii)    to construe and interpret the terms of
the Plan and awards granted pursuant to the Plan and interpret, administer, reconcile any inconsistency, correct any default and/or supply any omission in the Plan and any instrument or agreement relating to, or Option granted under, the Plan;

                           (viii)   to prescribe, amend and rescind rules and
regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                           (ix)     to modify or amend each Option or Stock
Purchase Right (subject to Section 16(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                           (x)      to allow Optionees to satisfy withholding
tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                          (xi)     to authorize any person to execute on
behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                         (xii)    to make all other determinations deemed
necessary or advisable for administering the Plan.

         (c) EFFECT OF ADMINISTRATOR'S DECISION. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option hereunder.

         5. ELIGIBILITY. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

                  Except as may specifically be provided by the Administrator from time to time with respect to specific Service Providers or specific Employees, in order to be eligible to receive any stock options under the Plan other than Substitute Options, a Service Provider must agree not to solicit employees of the Company and not to reveal confidential information of the Company, and an Employee must agree to similar provisions as well as a non-competition provision. The terms, conditions, and provisions relating to these non-solicitation, confidentiality and non-competition provisions shall be determined by the Administrator.

         6.       LIMITATIONS.

                  (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.
 However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

                  (c)      The following limitations shall apply to grants of
Options:

                           (i) No Service Provider shall be granted, during the life of this Plan, Options to purchase more than 80% of the Shares authorized for issuance hereunder.

                           (ii)     The foregoing limitations shall be
     adjusted proportionately in connection with any change in the Company's capitalization as described in Section 14.

                           (iii) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

         7. TERM OF PLAN. Subject to Section 20 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 16 of the Plan.

         8. TREATMENT OF SUBSTITUTE OPTIONS. Notwithstanding anything to the contrary contained herein, a Substitute Option shall continue to have the same terms and provisions specified in the original option agreement pursuant to which such option was granted; PROVIDED, HOWEVER, that (i) each Old Styleclick Substitute Option shall convert into an option to purchase the same number of shares of Common Stock at the same per share exercise price as applicable to such option prior to the conversion, and (ii) each ISN Substitute Option shall convert into an option to purchase the number of shares of Common Stock equal to the product of .601 and the number of limited liability company units for which such option was exercisable prior to the conversion at a per share exercise price equal to the product of 1.664 and the per share exercise price of such option prior to the conversion.

         9. TERM OF OPTION. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five
(5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

         10.      OPTION EXERCISE PRICE AND CONSIDERATION.

                  (a) EXERCISE PRICE. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                           (i)      In the case of an Incentive Stock Option

                                    (A)     granted to an Employee who, at
     the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (B)     granted to any Employee other
     than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                          (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                         (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

                  (b) WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

                  (c) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant or the agreement. Such consideration may consist entirely of:

                           (i)      cash;

                           (ii)     check;

                           (iii)    promissory note;

                           (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender or which were acquired in the open market, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                           (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                          (vi) any combination of the foregoing methods of payment; or

                         (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     11.      EXERCISE OF OPTION.

              (a)      PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER.
Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and
(ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in
Section 13 of the Plan.

                  Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. If an Optionee ceases to be a Service Provider, other than upon the
Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 90 days following the Optionee's termination, unless such termination is for "Cause", in which case the Option will immediately terminate and expire. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. Upon termination pursuant to this Section 11(b), each Substitute Option shall be exercisable as set forth in Appendix A.

                  (c) DISABILITY OF OPTIONEE. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve
(12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. Upon termination pursuant to this Section 11(c), each Substitute Option shall be exercisable as set forth in Appendix A.

                  (d) DEATH OF OPTIONEE. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. Upon termination pursuant to this Section 11(d), each Substitute Option shall be exercisable as set forth in Appendix A.

                  (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         12.      STOCK PURCHASE RIGHTS.

                  (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

                  (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

                  (c) OTHER PROVISIONS. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

                  (d) RIGHTS AS A STOCKHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

         13. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

         14. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

                  (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; PROVIDED, HOWEVER, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

                  (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten
(10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

                  (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.
 In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); PROVIDED, HOWEVER, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         15. DATE OF GRANT. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         16.      AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan, PROVIDED that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to prevent Options granted under the Plan from failing to qualify as "performance-based compensation" for purposes of Section 162(m) of the
Code); and PROVIDED FURTHER that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Optionee or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected Optionee, holder or beneficiary.

                  (b) STOCKHOLDER APPROVAL. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                  (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

         17.      CONDITIONS UPON ISSUANCE OF SHARES.

                  (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         18. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         19. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         20. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

         21. GOVERNING LAW. The terms of this Plan shall be governed by the Laws of the State of Delaware without reference to principles of conflict of laws, as applied to contracts executed in and performed wholly within the State of Delaware.

         22.      TAX WITHHOLDING.

                  (a) An Optionee may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Shares or other property deliverable under any Option or from any compensation or other amounts owing to an Optionee the amount (in cash, Stock or other property) of any required tax withholding and payroll taxes in respect of an Option, its exercise, or any payment or transfer under an Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

                  (b) Without limiting the generality of clause (i) above, if so provided in a Stock Option Agreement, an Optionee may satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required withholding liability) by delivery of shares of Stock owned by the Optionee (which are not subject to any pledge or other security interest and which have been owned by the Optionee for at least 6 months or purchased on the open market) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of shares of Stock otherwise issuable pursuant to the exercise of the Option a number of shares with a Fair Market Value equal to such withholding liability.

         23. PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of ownership in respect of shares of Stock which are subject to Options hereunder until such shares have been issued to that person.

         24. CLAIM TO OPTIONS AND EMPLOYMENT RIGHTS. No employee of the Company, a Subsidiary or Affiliate, or other person, shall have any claim or right to be granted an Option under the Plan or, having been selected for the grant of an Option, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Optionee any right to be retained in the employ or service of the Company, a Subsidiary or an Affiliate.

APPENDIX A(1)

OPTION EXERCISE FOR SUBSTITUTE OPTIONS

                  For Optionees who received grants of options under the Modacad, Inc. 1995 Stock Option Plan, unless otherwise stated in the option agreement pursuant to which such option was granted, upon termination of status as an employee:

                  (a) For any reason other than death, Disability or Termination for Cause, to the extent that such Optionee was entitled to exercise the Option at the date of such termination, such Optionee shall have the right to exercise the Option at any time within 30 days subsequent to the last day of such Optionee's Continuous Status As An Employee (unless at the time of grant of such Option the Board specified a longer period, not to exceed 90 days), provided, however, that no Option shall be exercisable after the expiration of the term set forth in the Option Agreement. To the extent that such Optionee was not entitled to exercise the Option at the date of the terminating event, or if such Optionee does not exercise such Option (which such Optionee was entitled to exercise) within the time specified herein, the Option shall terminate.

                  (b) As a result of death or Disability, to the extent that such Optionee was entitled to exercise the Option at the date of such termination, the Option may be exercised any time within 180 days subsequent to the death or Disability of the Optionee (unless at the time of grant of such Option the Board specified a longer period, not to exceed one year), provided, however, that no Option shall be exercisable after the expiration of the Option term set forth in the Option Agreement.

                  (c) For Cause, the Option shall terminate as of the date of such Termination for Cause to the extent not exercised as of such date.

--------
(1) Unless otherwise stated, defined terms shall have the same meaning as provided in the plans under which original option grants were made.

                  For Optionees who received grants of options under the Internet Shopping Network LLC 1999 Option Plan, unless otherwise stated in the Option Agreement pursuant to which such option was granted, upon termination of status as an employee:

                  (a) For any reason except death, Disability or for Cause, then the Optionee may exercise such Optionee's Options only to the extent that such Options are exercisable upon the Termination Date and such Options must be exercised by the Optionee, if at all, as to all or some of the Common Stock, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee) but in any event, no later than the expiration date of the Options.

                  (b) Because of Optionee's death or Disability (or the Optionee dies within three (3) months after a Termination occurring other than for Cause), then Optionee's Options may be exercised only to the extent that such Options are exercisable by Optionee on the Termination Date and must be exercised by Optionee (or Optionee's legal representative or authorized assignee), if at all, as to all or some of the Common Stock, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee), but in any event no later than the expiration date of the Options.

                  (c) For Cause, then the Optionee's Options (whether or not the Options are then exercisable or vested) shall expire, terminate and be forfeited on such Optionee's Termination Date.

                                                               APPENDIX C

                                STYLECLICK, INC.
                       DIRECTORS' STOCK OPTION PLAN


I.       PURPOSES OF THE PLAN

            The Styleclick, Inc. Directors Stock Option Plan (the "Plan") is intended to enable Styleclick, Inc. (the "Company") to attract and retain persons of outstanding competence to serve as members of the Board of Directors of the Company and to provide a direct link between Directors' compensation and stockholder value.

II.      ADMINISTRATION OF THE PLAN

            A. COMMITTEE -- The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"), which shall consist of not less than two members of the Board of Directors, each of whom shall be a "disinterested person" as that term is used in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Grants of stock options ("Options") to eligible participants under the Plan and the amount, nature and timing of the grants shall be automatically determined as described in Sections 4 and 5 and shall not be subject to the determination of the Committee.

            B. AUTHORITY OF THE COMMITTEE -- Subject to certain specific limitations and restrictions set forth in the Plan, the Committee shall have full and final authority to interpret the Plan; to prescribe, amend and rescind rules and regulations, if any, relating to the Plan; and to make all determinations necessary or advisable for the administration of the Plan. No member of the Committee shall be liable for anything done or omitted to be done by him or by any other member of the Committee in connection with the Plan, except for his own willful misconduct or gross negligence. All decisions which are made by the Committee with respect to interpretation of the terms of the Plan and with respect to any questions or disputes arising under the Plan shall be final and binding on the Company and the participants, their heirs or beneficiaries. The Committee shall not be empowered to take any action, whether or not otherwise authorized under the Plan, which would result in any Director failing to qualify as a "disinterested person."

            C. ACTS OF THE COMMITTEE -- A majority of the Committee will constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee without a meeting, will be the acts of the Committee.

III.     STOCK SUBJECT TO THE PLAN

            A. COMMON STOCK -- The stock which is the subject of grants of Options under the Plan shall be the Company's Class A Common Stock, par value $.01 per share

("Class A Common Stock"), which grants shall be subject to the terms, conditions and restrictions described in the Plan.

            B. MAXIMUM NUMBER OF SHARES THAT MAY BE GRANTED -- There may be granted under the Plan an aggregate of not more than 200,000 shares of Class A Common Stock, subject to adjustment as provided in Section 7 hereof. If any Option expires or terminates prior to being fully exercised, any shares allocable to the unexercised portion of such Option shall thereafter be made subject to the terms of the Plan. Shares of Class A Common Stock granted pursuant to the Plan may be either authorized, but unissued, shares or reacquired shares, or both.

IV.      PARTICIPATION

            A. DIRECTORS -- Participation in the Plan shall be limited to persons who serve as members of the Board of Directors of the Company and who, at the time of grant, are not "employees" of the Company and/or any of its affiliates, within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"). A Director who is an employee and who retires or resigns from employment with the Company and/or any of its affiliates, but remains a Director of the Company, shall become eligible to participate in the Plan at the time of such termination of employment.

            B. GRANTS -- Each Director shall receive upon initial election to office and thereafter annually on the date of the Company's Annual Meeting of Stockholders at which such Director is re-elected to office (provided such date is at least 12 months following such Director's initial election to office) (in each case, the "Grant Date") an Option to acquire 5,000 shares of Class A Common Stock at a price equal to the Fair Market Value of the shares of Class A Common Stock subject to such Option on the trading day immediately preceding the Grant Date. "Fair Market Value" means the mean of the highest and lowest sale price for the Class A Common Stock as reported on any securities exchange on which the Class A Common Stock is listed or the mean of the highest and lowest bid price on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"); or, if the Class A Common Stock is not so reported or listed, as determined in good faith by the Board of Directors.

V.       TERMS AND CONDITIONS OF STOCK GRANTS

            A.    VESTING -- Except as provided in paragraph D of this
Section 5, the Options shall vest and become exercisable as follows: with respect to 1,667 shares of Class A Common Stock, on each of the first two anniversaries of the Grant Date; and with respect to the remaining 1,666 shares of Class A Common Stock, on the third anniversary of the Grant Date. Except as provided by the Board of Directors or the Committee at the time of grant or thereafter, in the event a Director's service to the Company terminates before the Options have vested, any portion of an Option granted to such Director which has not vested shall be cancelled with the Director having no further right or interest in such forfeited Option.

            B. EXERCISE PERIOD -- Each Option shall remain outstanding until the tenth anniversary of the Grant Date. Except as provided by the Board of Directors or the Committee at the time of grant or thereafter, in the event a Director's service to the Company terminates, any vested Option then held by a Director shall be cancelled 120 days after such termination of service.

            C. RESTRICTIONS ON TRANSFER -- An Option may not be assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent or distribution.

            D. CHANGE OF CONTROL -- Upon a Change of Control, all Options that have not previously become exercisable or been terminated shall become exercisable.

For purposes of the Plan, a "Change of Control" shall mean the occurrence of any of the following:

                    (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange
     Act), other than Barry Diller, Liberty Media Corporation and their respective affiliates (within the meaning of Rule 12b-2 promulgated under the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of equity securities of the Company representing a majority of the voting power of the then outstanding equity securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); PROVIDED, HOWEVER, that for purposes of this subsection
     (a), the following acquisitions shall not constitute a Change of
     Control: (i) any acquisition by the Company, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iii) any acquisition by any corporation pursuant to a transaction which complies with clauses (i) and (ii) of subsection (b); or

        (b) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then outstanding combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; or

                    (c) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

            E. CASH-OUT RIGHTS -- During the 60-day period from and after a Change of Control (the "Exercise Period"), a Director shall have the right (the "LSAR"), in lieu of the payment of the exercise price of the shares of Class A Common Stock being purchased under the Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Option to the Company and to receive in cash, within 10 days of such notice, an amount equal to the amount by which the Change of Control Price per share shall exceed the exercise price per share of Class A Common Stock under the Option multiplied by the number of shares of Class A Common Stock granted under the Option; PROVIDED, HOWEVER, that if the Change of Control is within six months of the Grant Date no such election shall be made by such Director with respect to such Option prior to six months from the Grant Date.
 "Change of Control Price" shall mean the higher of (i) the highest reported sales price, regular way, of a share of Class A Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change of Control or (ii) if the Change of Control is the result of a tender or exchange offer or a Business Combination, the highest price per share of Class A Common Stock paid in such tender or exchange offer or Business Combination; PROVIDED, HOWEVER, that in the case of an Option which was granted within six months of the Change of Control, the Change of Control Price for such Option shall be the Fair Market Value of the Class A Common Stock on the date such Option is exercised or deemed exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.

VI.      COMPLIANCE WITH LAW AND OTHER CONDITIONS

            A. RESTRICTIONS UPON CLASS A COMMON STOCK -- The listing upon a stock exchange or the registration or qualification under any federal or state law of any shares of Class A Common Stock subject to Options pursuant to the Plan may be necessary or desirable as a condition of, or in connection with, such grant and, in any such event, delivery of the certificates for such shares of Class A Common Stock shall, if the Committee, in its sole discretion, shall determine, not be made until such listing, registration or qualification shall have been completed.

            B. RESTRICTIONS UPON RESALE OF UNREGISTERED STOCK -- If the issuances of the shares of Class A Common Stock upon exercise of an Option are not registered under the Securities Act of 1933, as amended, pursuant to an effective registration statement, such

Director, if the Committee shall deem it advisable, may be required to represent and agree in writing:

       (i) that any shares of Class A Common Stock acquired by such Director pursuant to the Plan will not be sold, except pursuant to an effective registration statement under the Securities Act of 1933, as amended, or pursuant to an exemption from registration under such Act, and

       (ii) that such Director is acquiring such shares of Class A Common Stock for his own account and not with a view to the distribution thereof.

VII.     ADJUSTMENTS

            The number of shares of Class A Common Stock of the Company reserved for grants under the Plan shall be subject to appropriate adjustment by the Committee, as necessary, to reflect any stock split, stock dividend, recapitalization, reclassification, merger, consolidation, reorganization, combination or exchange of shares or similar event.

VIII.    MISCELLANEOUS PROVISIONS

            A. Nothing in the Plan shall be construed to give any Director of the Company any right to a grant of an Option under the Plan unless all conditions described within the Plan are met as determined in the sole discretion of the Committee.

            B. Neither the Plan, nor the granting of an Option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a Director for any period of time. Nothing in the Plan shall in any manner be construed to limit in any way the right of the Company or its stockholders to reelect or not reelect or renominate or not renominate a participating Director.

            C. The costs and expenses of administering the Plan shall be borne by the Company and not charged to any grant of an Option nor to any participating Director.

            D. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, to withhold in connection with any event or action under the Plan.

IX.      TERM, AMENDMENT AND TERMINATION

            A. The Plan will terminate on July 26, 2010. Under the Plan, Options outstanding as of July 26, 2010 shall not be affected or impaired by the termination of the Plan.

            B. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of an optionee under an Option theretofore granted without the optionee's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, as promulgated by the Securities and Exchange Commissioner any successor agency under Section 16(b) of the Exchange Act, as amended from time to time ("Rule 16b-3"), or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

            C. Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

            D. No amendment to Sections 4 or 5 of the Plan may be made more than once every six months, other than to comport with changes in the Internal Revenue Code, ERISA, or the rules thereunder.

X.       GOVERNING LAW

            The Plan and all determinations made and actions taken pursuant thereto shall be governed by the laws of the State of Delaware and construed accordingly.

XI.      APPROVAL BY STOCKHOLDERS

            The Plan shall become effective only upon approval by the stockholders of the Company.

ANNUAL MEETING OF STOCKHOLDERS
STYLECLICK, INC.

The undersigned hereby appoints Barry Hall, with the power to appoint his substitute, as Proxy, with the powers the undersigned would possess if personally present, to vote, as designated below, all Class A Common Stock of the undersigned in Styleclick, Inc., (the "Company") at the Annual Meeting of Stockholders on June 13, 2001, or any adjournments thereof.

1. ELECTION OF DIRECTORS

   _____FOR all nominees listed below (except as marked to the contrary below)

   _____WITHOLD AUTHORITY to vote for all nominees listed below.

   Lisa Brown, Robert Halper, Julius Genachowski, Jonathan Miller, Leslie Saleson, Mike Sileck, Hamilton South, Deirdre Stanley, John Tinker

   (To withhold authority to vote for an individual, write that nominee's name on space provided below.)

   _______________________________________________________________________


2. THE PROPOSAL TO RATIFY THE COMPANY'S 2000 STOCK PLAN

   _____FOR          _____AGAINST              _____ABSTAIN

3. THE PROPOSAL TO RATIFY THE COMPANY'S 2000 DIRECTORS' STOCK OPTION PLAN

   _____FOR          _____AGAINST              _____ABSTAIN

4. THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP TO SERVE AS INDEPENDENT AUDITORS FOR THE COMPANY AND ITS SUBSIDIARIES FOR THE YEAR ENDING DECEMBER 31, 2001

   _____FOR          _____AGAINST              _____ABSTAIN

5. SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE SAID MEETING AND ANY POSTPONEMENT OR ADJOURMENT THEREOF

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THIS PROXY OF STYLECLICK, INC. DATED APRIL 30, 2001.

                        Date__________________________, 2001
                        _________________________________
                        (signature)
                        _________________________________
                        (signature, if jointly held)

                        Please sign exactly as name appears at left. If stock is jointly held each owner should sign. Executors, Administrators, Trustees, Guardians and Corporate Officers should indicate their fiduciary capacity of full title when signing.

                        Please mark, sign, date and return this proxy card promptly, using the enclosed envelope.